Exhibit 10(e)

Contract No. 117183

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)

TRANSPORTATION RATE SCHEDULE FTS

AMENDMENT NO. 1 DATED March 31, 2000

TO AGREEMENT DATED March 16, 2000 (Agreement)

1. [ ] Exhibit A dated March 31, 2000. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2. [ ] Exhibit B dated March 31, 2000. Changes Primary Delivery Point(s)/Secondary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3. [ ] Exhibits A and B dated March 31, 2000. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

4. [ ] Exhibit C dated March 31, 2000. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5. [ ] Revise Agreement MDQ: [ ] Increase [ ] Decrease
In Section 2. of Agreement substitute MMBTU for MMBTU.

[ ] Revise Agreement MAC: [ ] Increase [ ] Decrease

In Section 2. of Agreement substitute MMBtu for MMBtu.

6. [X] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [X] NB

7. [ ] The term of this Agreement is extended through _______________________.

8. [ ] Other:____________________________

This Amendment No. 1 becomes effective April 1, 2000.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President